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                                                                   EXHIBIT 10.30

                            HAPTIC TECHNOLOGIES, INC.

                             2000 STOCK OPTION PLAN

     1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

          1.1. ESTABLISHMENT. The Haptic Technologies, Inc. 2000 Stock Option Plan (the "PLAN") is hereby established effective as of February 6, 2000 (the "EFFECTIVE DATE").

          1.2. PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

          1.3. TERM Of PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of Haptic.

     2.   DEFINITIONS AND CONSTRUCTION.

          2.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) "BOARD" means the Board of Directors of Haptic. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

               (b) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (c) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

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               (d)  "EMPLOYEE" means any person treated as an employee in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

               (e) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by Haptic, in its sole discretion, if such determination is expressly allocated to Haptic herein.

               (f) "HAPTIC" means Haptic Technologies, Inc. or any successor corporation thereto.

               (g) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

               (h) "OPTION AGREEMENT" means a written agreement between Haptic and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

               (i) "OPTIONEE" means a person who has been granted one or more Options.

               (j) "PARTICIPATING COMPANY" means Haptic or any corporation related to Haptic within the meaning of the Income Tax Act (Canada).

               (k) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

               (l) "STOCK" means the common shares of Haptic, as adjusted from time to time in accordance with Section 4.2.

          2.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     3.   ADMINISTRATION.

          3.1. ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of Haptic with respect to any matter, right, obligation, determination or election which is the responsibility of or

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which is allocated to Haptic herein, provided the officer has apparent authority with respect to such matter, right obligation, determination or election.

          3.2. POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

               (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

               (b) to determine the Fair Market Value of shares of Stock or other property;

               (c) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (iv) the time of the expiration of the Option, (v) the effect of the Optionee's termination of employment or service with the Participating Company Group on any of the foregoing, and (vi) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

               (d)  to approve one or more forms of Option Agreement;

               (e) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

               (f) to amend the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of employment or service with the Participating Company Group;

               (g) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

               (h) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

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     4.   SHARES SUBJECT TO PLAN.

          4.1. MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided by Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 1,831,751and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by Haptic, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

          4.2. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of Haptic, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

     5.   ELIGIBILITY AND OPTION LIMITATIONS.

          5.1. PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees. For purposes of the foregoing sentence, "Employees" shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

     6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

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          6.1. EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board.

          6.2. EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Option granted to a prospective Employee may become exercisable prior to the date on which such person commences service with a Participating Company.

          6.3. PAYMENT OF EXERCISE PRICE.

               (A) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (a "CASHLESS EXERCISE"), (iii) by the Optionee's recourse promissory note in a form approved by Haptic, (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

               (B) CASHLESS EXERCISE. Haptic reserves, at any and all times, the right, in Haptic's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

               (C) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to Haptic. Unless otherwise provided by the Board, if Haptic at any time is subject to regulations promulgated by other governmental entity affecting the extension of credit in connection with Haptic's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

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     7.   STANDARD FORMS OF OPTION AGREEMENT.

          7.1. STANDARD TERM OF OPTIONS. Except as otherwise provided in Section
6.2 or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

          7.2. AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

     8.   TRANSFER OF CONTROL.

          8.1. DEFINITIONS.

               (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to Haptic:

                    (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of Haptic of more than fifty percent (50%) of the voting stock of Haptic;

                    (ii) a merger or consolidation in which Haptic is a party;

                   (iii) the sale, exchange, or transfer of all or substantially all of the assets of Haptic; or

                    (iv) a liquidation or dissolution of Haptic.

               (b) A "TRANSFER OF CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of Haptic immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of Haptic's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of Haptic or the corporation or corporations to which the assets of Haptic were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own Haptic or the Transferee Corporation(s), as the case

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may be, either directly or through one or more subsidiary corporations. The
Board shall have the right to determine whether multiple sales or exchanges of the voting stock of Haptic or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2. EFFECT OF TRANSFER OF CONTROL ON OPTIONS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume Haptic's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this
Section 8.2, an Option shall be deemed assumed if, following the Transfer of Control, the Option (or a substitute) confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Transfer of Control, (a) common stock of the Acquiring Corporation equal in fair market value to the per-share consideration received by holders of Common Stock in the Transfer of Control, (b) at a price that ratably corresponds to the per-share exercise price of the Option. If the consideration received in the Transfer of Control by holders of Common Stock is not solely common stock of the Acquiring Corporation, then clause (a) above shall be satisfied if the Option (or a substitute) is exercisable after the consummation of the Transfer of Control for the per-share consideration received by the holders of the Common Stock in the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

     9. PROVISION OF INFORMATION. At least annually, copies of Haptic's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. Haptic shall not be required to provide such information to persons whose duties in connection with Haptic assure them access to equivalent information.

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     10.  NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an
Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     11. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as employees of the Participating Company Group, employees of the Participating Company Group to whom authority to act for Haptic is delegated shall be indemnified by Haptic against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by Haptic) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to Haptic, in writing, the opportunity at its own expense to handle and defend the same.

     12. TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. However, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.


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